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                              EXHIBIT NUMBER 13(1)

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                 WITH RESPECT TO THE ANNUAL REPORT ON FORM 20-F
                      FOR THE YEAR ENDED DECEMBER 31, 2005
                          OF CHINA ENTERPRISES LIMITED

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of China Enterprises Limited, a Bermuda company (the "Company"), does hereby certify, to the best of such officer's knowledge, that:

     (i) the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 28, 2006


                                        /s/ Dr. Yap, Allan
                                        ----------------------------------------
                                        DR. YAP, ALLAN
                                        Chief Executive Officer

     The certification set forth above is being furnished as an Exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 20-F or as a separate disclosure document of the Company or the certifying officer.